REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 28, 1998 (THIS "AGREEMENT") BETWEEN TIMET FINANCE MANAGEMENT COMPANY, A DELAWARE CORPORATION (THE "INVESTOR"), AND SPECIAL METALS CORPORATION, A DELAWARE CORPORATION (THE "COMPANY").

                              W I T N E S S E T H:

      WHEREAS, IN CONNECTION WITH, AND AS A CONDITION TO, THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE INVESTMENT AGREEMENT, DATED AS OF JULY 8, 1998, AS AMENDED ON OCTOBER 28, 1998 (AS SO AMENDED, THE "INVESTMENT AGREEMENT"), AMONG THE COMPANY, THE INVESTOR AND TITANIUM METALS CORPORATION, A DELAWARE CORPORATION ("TMC"), THE PARTIES HAVE AGREED TO ENTER INTO THIS AGREEMENT, WHICH SETS FORTH CERTAIN REGISTRATION RIGHTS APPLICABLE TO THE REGISTRABLE SECURITIES (AS DEFINED BELOW) HELD FROM TIME TO TIME BY THE INVESTOR AND/OR CERTAIN PERMITTED TRANSFEREES;

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS SET FORTH HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND SUBJECT TO THE CONDITIONS AND UPON THE TERMS HEREOF, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

      1. DEFINITIONS. CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE INVESTMENT AGREEMENT. AS USED HEREIN, UNLESS THE CONTEXT OTHERWISE REQUIRES, THE FOLLOWING TERMS HAVE THE FOLLOWING RESPECTIVE MEANINGS:

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           "CERTIFICATE OF DESIGNATION" SHALL MEAN THE CERTIFICATE OF
DESIGNATION OF RIGHTS AND PREFERENCES ESTABLISHING THE TERMS AND RELATIVE RIGHTS AND PREFERENCES OF THE CONVERTIBLE PREFERRED SECURITIES.

           "COMMISSION" MEANS THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL AGENCY AT THE TIME ADMINISTERING THE SECURITIES ACT.

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           "COMMON STOCK" SHALL MEAN AND INCLUDE (I) COMMON STOCK, PAR VALUE
$0.01 PER SHARE, OF THE COMPANY, (II) EACH OTHER CLASS OF CAPITAL STOCK OF THE COMPANY THAT DOES NOT HAVE A PREFERENCE OVER ANY OTHER CLASS OF CAPITAL STOCK OF THE COMPANY AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP OF THE COMPANY, AND (III) ANY CLASS OF CAPITAL STOCK OR SECURITIES INTO WHICH OR FOR WHICH SHARES OF COMMON STOCK OR ANY OTHER CLASS OF CAPITAL STOCK OR SECURITIES DESCRIBED IN CLAUSES (II) OR (III) MAY HEREAFTER BE CHANGED, CONVERTED OR EXCHANGED OR WHICH ARE ISSUED TO HOLDERS OF SHARES OF COMMON STOCK OR ANY OTHER CLASS OF CAPITAL STOCK OR SECURITIES DESCRIBED IN CLAUSES (II) OR
(III) UPON ANY REORGANIZATION, RECAPITALIZATION, RECLASSIFICATION, SHARE COMBINATION, SHARE SUBDIVISION, SHARE DIVIDEND, MERGER, CONSOLIDATION OR SIMILAR TRANSACTIONS OR EVENTS.

           "CONVERSION SHARES" SHALL MEAN AND INCLUDE THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE CONVERTIBLE PREFERRED SECURITIES IN ACCORDANCE WITH THE TERMS OF THE CERTIFICATE OF DESIGNATION.

           "CONVERTIBLE PREFERRED SECURITIES" SHALL MEAN AND INCLUDE (I) THE 6.625% SERIES A SENIOR CONVERTIBLE PREFERRED STOCK (LIQUIDATION AMOUNT $50.00 PER CONVERTIBLE PREFERRED SECURITY) OF THE COMPANY AND (II) ANY CLASS OF CAPITAL STOCK OR SECURITIES INTO WHICH OR FOR WHICH CONVERTIBLE PREFERRED SECURITIES OR ANY OTHER CLASS OF CAPITAL STOCK OR SECURITIES DESCRIBED IN THIS CLAUSE (II) MAY HEREAFTER BE CHANGED, CONVERTED OR EXCHANGED (IN EACH CASE, OTHER THAN PURSUANT TO ITS TERMS) OR WHICH ARE ISSUED TO HOLDERS OF CONVERTIBLE PREFERRED SECURITIES OR ANY OTHER CLASS OF CAPITAL STOCK OR SECURITIES DESCRIBED IN THIS CLAUSE (II) UPON ANY REORGANIZATION, RECAPITALIZATION, RECLASSIFICATION, SHARE COMBINATION, SHARE SUBDIVISION, SHARE DIVIDEND, MERGER, CONSOLIDATION OR SIMILAR TRANSACTIONS OR EVENTS.

           "EXCHANGE ACT" MEANS THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR ANY SUPERSEDING FEDERAL STATUTE, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, ALL AS THE SAME SHALL BE IN EFFECT AT THE TIME.
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REFERENCE TO A PARTICULAR SECTION OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED, SHALL INCLUDE A REFERENCE TO THE COMPARABLE SECTION, IF ANY, OF ANY SUCH SUPERSEDING FEDERAL STATUTE.

           "FIRST OFFER PRICE" IS DEFINED IN SECTION 2.1(A).

           "INCO" MEANS INCO LIMITED, A CORPORATION CONTINUED UNDER THE LAWS OF CANADA.

           "INCO REGISTRATION RIGHTS AGREEMENT" MEANS THE REGISTRATION RIGHTS AGREEMENT, DATED THE DATE HEREOF, BETWEEN INCO AND THE COMPANY, AS AMENDED FROM TIME TO TIME.

           "INITIATING HOLDER"  IS DEFINED IN SECTION 2.1(A).

           "A MAJORITY OF THE REGISTRABLE SECURITIES" SHALL MEAN (I) MORE THAN 50% OF THE SHARES OF THE ISSUED AND OUTSTANDING REGISTRABLE SECURITIES IF THE REGISTRABLE SECURITIES ARE SHARES OF CAPITAL STOCK OR RIGHTS OR WARRANTS TO ACQUIRE CAPITAL STOCK, (II) MORE THAN 50% OF THE AGGREGATE PRINCIPAL AMOUNT OF THE ISSUED AND OUTSTANDING REGISTRABLE SECURITIES IF THE REGISTRABLE SECURITIES ARE DEBT SECURITIES OR (III) MORE THAN 50% OF THE AGGREGATE LIQUIDATION AMOUNT OF THE ISSUED AND OUTSTANDING REGISTRABLE SECURITIES IF THE REGISTRABLE SECURITIES ARE CONVERTIBLE PREFERRED SECURITIES. IF THERE IS MORE THAN ONE CLASS OF REGISTRABLE SECURITIES, THE TERM "A MAJORITY OF THE REGISTRABLE SECURITIES" SHALL MEAN A MAJORITY OF THE REGISTRABLE SECURITIES, ASSUMING FOR PURPOSES OF THIS DEFINITION, THAT ALL SUCH SECURITIES HAVE BEEN CONVERTED INTO SECURITIES OF THE SAME CLASS.

           "OFFERED SECURITIES" IS DEFINED IN SECTION 2.8(A).

           "PERSON" MEANS ANY INDIVIDUAL, FIRM, CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR PARTNERSHIP, TRUST, INCORPORATED OR UNINCORPORATED ASSOCIATION, JOINT VENTURE, JOINT STOCK COMPANY, GOVERNMENT (OR AN AGENCY OR POLITICAL SUBDIVISION THEREOF) OR OTHER ENTITY OF ANY KIND AND SHALL INCLUDE ANY SUCCESSOR (BY MERGER OR OTHERWISE) OF SUCH ENTITY.

           "PRINCIPAL STOCKHOLDERS" IS DEFINED IN SECTION 2.1(B).

           "PRINCIPAL STOCKHOLDERS' REGISTRATION AGREEMENT" IS DEFINED IN
SECTION 2.1(B).

           "PRINCIPAL STOCKHOLDERS' SECURITIES" IS DEFINED IN SECTION 2.2(B).

           "REGISTRABLE SECURITIES" MEANS THE CONVERTIBLE PREFERRED SECURITIES, THE CONVERSION SHARES AND ANY OTHER SECURITIES OF THE COMPANY ACQUIRED PURSUANT TO THE TERMS OF THE INVESTMENT AGREEMENT. AS TO ANY PARTICULAR REGISTRABLE SECURITIES, ONCE ISSUED, SUCH SECURITIES SHALL CEASE TO BE REGISTRABLE SECURITIES WHEN (A) A REGISTRATION STATEMENT WITH RESPECT TO THE SALE OF SUCH SECURITIES SHALL HAVE BECOME EFFECTIVE UNDER THE SECURITIES ACT AND SUCH SECURITIES SHALL HAVE BEEN DISPOSED OF IN ACCORDANCE WITH SUCH REGISTRATION STATEMENT, (B) THEY SHALL HAVE BEEN SOLD AS PERMITTED BY RULE 144 (OR ANY SUCCESSOR PROVISION) UNDER THE SECURITIES ACT, (C) THEY SHALL HAVE BEEN OTHERWISE TRANSFERRED, NEW CERTIFICATES FOR THEM NOT BEARING A LEGEND RESTRICTING FURTHER TRANSFER SHALL HAVE BEEN DELIVERED BY THE COMPANY AND SUBSEQUENT PUBLIC DISTRIBUTION OF THEM SHALL NOT REQUIRE REGISTRATION OF SUCH DISTRIBUTION UNDER THE SECURITIES ACT OR (D) THEY SHALL HAVE CEASED TO BE OUTSTANDING. ALL REFERENCES TO PERCENTAGES OF REGISTRABLE SECURITIES SHALL BE CALCULATED PURSUANT TO SECTION 12.

           "REGISTRATION EXPENSES" MEANS ALL EXPENSES INCIDENT TO THE COMPANY'S PERFORMANCE OF OR COMPLIANCE WITH SECTION 2, INCLUDING, WITHOUT LIMITATION, ALL REGISTRATION AND FILING FEES, ALL FEES OF THE NASDAQ NATIONAL MARKET, ANY
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NATIONAL SECURITIES EXCHANGE OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS,
INC., ALL FEES AND EXPENSES OF THE COMPANY OF COMPLYING WITH SECURITIES OR BLUE SKY LAWS (IF ANY), ALL WORD PROCESSING, DUPLICATING AND PRINTING EXPENSES, MESSENGER AND DELIVERY EXPENSES OF THE COMPANY, THE FEES AND DISBURSEMENTS OF COUNSEL FOR THE COMPANY AND OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, INCLUDING THE EXPENSES OF "COMFORT" LETTERS REQUIRED BY OR INCIDENT TO SUCH PERFORMANCE AND COMPLIANCE, ANY FEES AND DISBURSEMENTS OF UNDERWRITERS CUSTOMARILY PAID BY ISSUERS OR SELLERS OF SECURITIES (EXCLUDING ANY UNDERWRITING DISCOUNTS OR COMMISSIONS OR TRANSFER TAXES WITH RESPECT TO THE REGISTRABLE SECURITIES) AND THE REASONABLE FEES AND EXPENSES OF ONE COUNSEL TO THE SELLING HOLDERS (SELECTED BY THE SELLING HOLDERS REPRESENTING A MAJORITY OF THE REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT); PROVIDED, HOWEVER, THAT IN THE EVENT THE COMPANY SHALL DETERMINE, IN ACCORDANCE WITH
SECTION 2.2(A) OR SECTION 2.6, NOT TO REGISTER ANY SECURITIES WITH RESPECT TO WHICH IT HAD GIVEN WRITTEN NOTICE OF ITS INTENTION TO SO REGISTER TO HOLDERS OF REGISTRABLE SECURITIES, ALL OF THE COSTS OF THE TYPE (AND SUBJECT TO ANY LIMITATION TO THE EXTENT) SET FORTH IN THIS DEFINITION AND INCURRED BY SELLING HOLDERS IN CONNECTION WITH SUCH REGISTRATION ON OR PRIOR TO THE DATE THE COMPANY NOTIFIES THE SELLING HOLDERS OF SUCH DETERMINATION SHALL BE DEEMED REGISTRATION EXPENSES.

           "SECOND OFFER PRICE" IS DEFINED IN SECTION 2.8(B).

           "SELLING HOLDER" IS DEFINED IN SECTION 2.1(A).

           "SECURITIES ACT" MEANS THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SUPERSEDING FEDERAL STATUTE, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, ALL AS THE SAME SHALL BE IN EFFECT AT THE TIME. REFERENCES TO A PARTICULAR SECTION OF THE SECURITIES ACT OF 1933, AS AMENDED, SHALL INCLUDE A REFERENCE TO THE COMPARABLE SECTION, IF ANY, OF ANY SUCH SUPERSEDING FEDERAL STATUTE.

      2.   REGISTRATION UNDER SECURITIES ACT, ETC.

           2.1  DEMAND REGISTRATION

           (A) AT ANY TIME AFTER THE SECOND ANNIVERSARY OF THE DATE OF THIS AGREEMENT, UPON WRITTEN NOTICE PROVIDED TO THE COMPANY FROM EITHER (X) THE HOLDER OR HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES OR (Y) THE INVESTOR SO LONG AS (1) THE INVESTOR HOLDS REGISTRABLE SECURITIES REPRESENTING MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (ASSUMING ANY CONVERTIBLE PREFERRED SECURITIES HELD BY THE INVESTOR HAVE BEEN CONVERTED INTO CONVERSION SHARES) OR
(2) THE INVESTOR'S REQUEST FOR REGISTRATION COVERS ALL REGISTRABLE SECURITIES THEN HELD BY THE INVESTOR (IN EACH CASE, THE "INITIATING HOLDERS") REQUESTING THAT THE COMPANY EFFECT THE REGISTRATION UNDER THE SECURITIES ACT OF THE REGISTRABLE SECURITIES HELD BY THE INITIATING HOLDERS (WHICH NOTICE SHALL SPECIFY (I) THE REGISTRABLE SECURITIES INTENDED TO BE DISPOSED OF, (II) THE INTENDED METHOD OR METHODS OF DISPOSITION OF SUCH REGISTRABLE SECURITIES AND
(III) THE SELLING PRICE (THE "FIRST OFFER PRICE") ACCEPTABLE TO THE INITIATING HOLDERS, AS DETERMINED IN GOOD FAITH BY THE INITIATING HOLDERS), THE COMPANY PROMPTLY WILL GIVE WRITTEN NOTICE OF SUCH REQUESTED REGISTRATION TO ALL REGISTERED HOLDERS OF REGISTRABLE SECURITIES, AND THEREUPON THE COMPANY WILL USE

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ITS BEST EFFORTS TO EFFECT, AT THE EARLIEST PRACTICABLE DATE, THE REGISTRATION
UNDER THE SECURITIES ACT OF

               (I) THE REGISTRABLE SECURITIES WHICH THE COMPANY HAS BEEN SO REQUESTED TO REGISTER BY SUCH INITIATING HOLDERS; AND

               (II) ALL OTHER REGISTRABLE SECURITIES WHICH THE COMPANY HAS BEEN REQUESTED TO REGISTER BY THE HOLDERS THEREOF (SUCH HOLDERS, TOGETHER WITH THE INITIATING HOLDERS, HEREINAFTER ARE REFERRED TO AS THE "SELLING HOLDERS") BY WRITTEN REQUEST GIVEN TO THE COMPANY WITHIN 15 DAYS AFTER THE GIVING OF SUCH WRITTEN NOTICE BY THE COMPANY, ALL TO THE EXTENT NECESSARY TO PERMIT THE DISPOSITION OF THE REGISTRABLE SECURITIES SO TO BE REGISTERED;

PROVIDED, HOWEVER, THAT ANY SALE OF OFFERED SECURITIES PURSUANT TO THE REGISTRATION PROVISIONS OF THIS SECTION 2.1 SHALL, PURSUANT TO THE PROVISIONS OF
SECTION 2.8(A), BE SUBJECT TO THE COMPANY'S PRIOR RIGHT OF FIRST REFUSAL SET FORTH IN SECTION 8 OF THE INVESTMENT AGREEMENT AND SHALL BE SUBJECT TO THE ADDITIONAL PURCHASE RIGHTS OF THE COMPANY SET FORTH IN SECTION 2.8(B).

           (B) REGISTRATION OF OTHER SECURITIES. WHENEVER THE COMPANY SHALL EFFECT A REGISTRATION PURSUANT TO THIS SECTION 2.1, NO SECURITIES OTHER THAN REGISTRABLE SECURITIES SHALL BE INCLUDED AMONG THE SECURITIES COVERED BY SUCH REGISTRATION (EXCEPT FOR SUCH SECURITIES THAT ARE REGISTRABLE SECURITIES UNDER THE REGISTRATION RIGHTS AGREEMENT (THE "PRINCIPAL STOCKHOLDERS' REGISTRATION AGREEMENT"), DATED AS OF FEBRUARY 25, 1997, AMONG SOCIETE INDUSTRIELLE DE MATERIAUX AVANCES, LWH HOLDING S.A. AND ADVANCED MATERIALS INVESTMENTS HOLDING S.A. (COLLECTIVELY, THE "PRINCIPAL STOCKHOLDERS"), WHICH SECURITIES SHALL BE SUBJECT TO THE PRIORITY PROVISIONS OF SECTION 2.2(B) OF THE PRINCIPAL STOCKHOLDERS' REGISTRATION AGREEMENT AS IN EFFECT ON THE DATE HEREOF), UNLESS THE SELLING HOLDERS HOLDING NOT LESS THAN A MAJORITY OF THE REGISTRABLE SECURITIES TO BE INCLUDED BY SUCH REGISTRATION SHALL HAVE CONSENTED IN WRITING TO THE INCLUSION OF SUCH OTHER SECURITIES.

           (C) REGISTRATION STATEMENT FORM.  REGISTRATIONS UNDER THIS
SECTION 2.1 SHALL BE ON SUCH APPROPRIATE REGISTRATION FORM OF THE COMMISSION AS SHALL BE REASONABLY SELECTED BY THE COMPANY.

           (D) EFFECTIVE REGISTRATION STATEMENT. A REGISTRATION REQUESTED PURSUANT TO THIS SECTION 2.1 SHALL NOT BE DEEMED TO HAVE BEEN EFFECTED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO HAS BECOME EFFECTIVE AND REMAINED EFFECTIVE IN COMPLIANCE WITH THE PROVISIONS OF THE SECURITIES ACT WITH RESPECT TO THE DISPOSITION OF ALL REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT UNTIL SUCH TIME AS ALL OF SUCH REGISTRABLE SECURITIES HAVE BEEN DISPOSED OF IN ACCORDANCE WITH THE INTENDED METHODS OF DISPOSITION BY THE SELLER OR SELLERS THEREOF SET FORTH IN SUCH REGISTRATION STATEMENT (UNLESS THE FAILURE TO SO DISPOSE OF SUCH REGISTRABLE SECURITIES SHALL BE CAUSED SOLELY BY REASON OF A FAILURE ON THE PART OF THE SELLING HOLDERS), PROVIDED, THAT, EXCEPT WITH RESPECT TO ANY REGISTRATION STATEMENT FILED PURSUANT TO RULE 415 UNDER THE SECURITIES ACT, SUCH PERIOD NEED NOT EXCEED 180 DAYS.

           (E) SELECTION OF UNDERWRITERS. THE UNDERWRITER OR UNDERWRITERS OF EACH UNDERWRITTEN OFFERING OF THE REGISTRABLE SECURITIES SO TO BE REGISTERED SHALL BE SELECTED BY THE COMPANY, SUBJECT TO THE REASONABLE CONSENT OF SELLING HOLDERS HOLDING MORE THAN A MAJORITY OF THE REGISTRABLE SECURITIES TO BE INCLUDED IN SUCH REGISTRATION.

           (F) PRIORITY REQUESTED REGISTRATION. IF THE MANAGING UNDERWRITER OF ANY UNDERWRITTEN OFFERING OR, IN THE CASE OF ANY OFFERING WHICH IS NOT UNDERWRITTEN, A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM SHALL ADVISE THE COMPANY IN WRITING (AND THE COMPANY SHALL IN EACH CASE SO ADVISE EACH SELLING HOLDER OF REGISTRABLE SECURITIES REQUESTING REGISTRATION OF SUCH ADVICE IN WRITING) THAT, IN ITS OPINION, THE NUMBER OF SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION EXCEEDS THE NUMBER WHICH CAN BE SOLD IN SUCH OFFERING WITHOUT ADVERSELY AFFECTING THE MARKET FOR THE COMPANY'S SECURITIES OR WITHIN A PRICE RANGE ACCEPTABLE TO THE SELLING HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION, THE COMPANY, EXCEPT AS PROVIDED IN THE FOLLOWING SENTENCE, WILL INCLUDE IN SUCH REGISTRATION, TO THE EXTENT OF THE NUMBER AND TYPE OF SECURITIES WHICH THE COMPANY IS SO ADVISED CAN BE SOLD IN SUCH OFFERING, FIRST, REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION, PRO RATA (BASED ON THE NUMBER OF REGISTRABLE SECURITIES HELD BY EACH OF THE SELLING HOLDERS) AMONG THE SELLING HOLDERS REQUESTING SUCH REGISTRATION, AND SECOND, ALL SECURITIES OF THE COMPANY PROPOSED TO BE SOLD BY THE COMPANY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A PERSON OTHER THAN A HOLDER OF REGISTRABLE SECURITIES. NOTWITHSTANDING THE FOREGOING, IF THE TOTAL NUMBER OF REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN ANY REGISTRATION CANNOT BE INCLUDED, THE SELLING HOLDERS HOLDING NOT LESS THAN A MAJORITY OF THE REGISTRABLE SECURITIES WITH RESPECT TO WHICH REGISTRATION HAS BEEN REQUESTED, SHALL HAVE THE RIGHT TO WITHDRAW THE REQUEST FOR REGISTRATION OF ALL OR A PORTION OF THEIR REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION BY GIVING WRITTEN NOTICE TO THE COMPANY WITHIN 20 DAYS AFTER RECEIPT OF THE NOTICE FROM THE MANAGING UNDERWRITER DESCRIBED ABOVE BY THE COMPANY AND, IN THE EVENT OF SUCH WITHDRAWAL, SUCH REQUEST SHALL NOT BE COUNTED FOR PURPOSES OF THE REQUESTS FOR REGISTRATION TO WHICH HOLDERS OF REGISTRABLE SECURITIES ARE ENTITLED PURSUANT TO THIS SECTION 2.1. IF A REQUEST FOR REGISTRATION IS WITHDRAWN PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE AND AT LEAST 90% OF EACH CLASS OF THE REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH WITHDRAWN REGISTRATION COULD HAVE BEEN INCLUDED THEREIN, THEN, THE REGISTRATION EXPENSES INCURRED BY THE COMPANY IN CONNECTION WITH SUCH WITHDRAWN

REGISTRATION SHALL BE REIMBURSED BY THE SELLING HOLDERS, PRO RATA (BASED ON THE NUMBER OF REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED THEREIN) AMONG THE SELLING HOLDERS OR FOR THE ACCOUNT OF A PERSON OTHER THAN A HOLDER OF REGISTRABLE SECURITIES.

           (G) LIMITATIONS ON REGISTRATION REQUESTS. NOTWITHSTANDING ANYTHING IN THIS SECTION 2.1 TO THE CONTRARY, IN NO EVENT WILL THE COMPANY BE REQUIRED TO
(I) EFFECT MORE THAN TWO REGISTRATIONS REQUESTED PURSUANT TO SECTION 2.1(A)
(II) EFFECT A REGISTRATION PURSUANT TO THIS SECTION 2.1 WITHIN THE 12-MONTH PERIOD OCCURRING IMMEDIATELY SUBSEQUENT TO THE EFFECTIVENESS (WITHIN THE MEANING OF SECTION 2.1(D)) OF A REGISTRATION STATEMENT FILED PURSUANT TO THIS
SECTION 2.1 OR A REGISTRATION STATEMENT FILED BY THE COMPANY OFFERING ITS SHARES OF COMMON STOCK (OTHER THAN A REGISTRATION STATEMENT ON FORM S-8 WITH RESPECT TO AN EMPLOYEE BENEFIT PLAN) WITH RESPECT TO WHICH HOLDERS OF REGISTRABLE SECURITIES WERE NOTIFIED OF THEIR RIGHT TO PARTICIPATE PURSUANT TO
SECTION 2.2(A), BUT ELECTED NOT TO EXERCISE THEIR PIGGY-BACK RIGHTS (EXCEPT WHERE SUCH REGISTRATION STATEMENT WAS FILED BY THE COMPANY IN CONNECTION WITH AN EXCLUSIVE DEMAND REGISTRATION PURSUANT TO SECTION 2.1 OF THE PRINCIPAL STOCKHOLDERS REGISTRATION AGREEMENT AS IN EFFECT ON THE DATE HEREOF), UNLESS THE COMPANY DETERMINES THAT EFFECTING A SECOND REGISTRATION WITHIN THE 12-MONTH PERIOD IS NOT LIKELY TO HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY OR THE MARKET FOR THE COMPANY'S SECURITIES, OR (III) EFFECT A REGISTRATION PURSUANT TO
SECTION 2.1 COVERING REGISTRABLE SECURITIES WITH AN AGGREGATE OFFERING PRICE OF LESS THAN $15 MILLION BASED UPON THE THEN CURRENT MARKET PRICE OR FAIR MARKET VALUES AS ESTIMATED BY THE COMPANY'S BOARD OF DIRECTORS IN GOOD FAITH BASED UPON THE WRITTEN ADVICE OF THE COMPANY'S MANAGING UNDERWRITER IN THE CASE OF AN UNDERWRITTEN OFFERING, OR THE WRITTEN OPINION OF A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM IN THE CASE OF ANY OFFERING WHICH IS NOT UNDERWRITTEN.

           (H) EXPENSES. THE COMPANY WILL PAY ALL REGISTRATION EXPENSES IN CONNECTION WITH ANY REGISTRATIONS REQUESTED PURSUANT TO THIS SECTION 2.1.

           2.2  PIGGY-BACK REGISTRATION.

           (A) RIGHT TO INCLUDE REGISTRABLE SECURITIES. EXCEPT IN CONNECTION WITH AN EXCLUSIVE DEMAND REGISTRATION PURSUANT TO SECTION 2.1 OF THE PRINCIPAL STOCKHOLDERS' REGISTRATION AGREEMENT AS IN EFFECT ON THE DATE HEREOF, IF THE COMPANY AT ANY TIME AFTER THE SECOND ANNIVERSARY OF THE DATE OF THIS AGREEMENT, PROPOSES TO REGISTER ANY OF ITS COMMON STOCK UNDER THE SECURITIES ACT BY REGISTRATION ON ANY FORM OTHER THAN FORMS S-4 OR S-8 OR A FORM S-1 RELATING TO SECURITIES TO BE ISSUED IN CONNECTION WITH A MERGER OR SIMILAR TRANSACTION, WHETHER OR NOT FOR SALE FOR ITS OWN ACCOUNT, IT WILL EACH SUCH TIME GIVE PROMPT WRITTEN NOTICE TO ALL REGISTERED HOLDERS OF REGISTRABLE SECURITIES OF ITS INTENTION TO DO SO AND OF SUCH HOLDERS' RIGHTS UNDER THIS SECTION 2.2. UPON THE WRITTEN REQUEST OF ANY SUCH HOLDER MADE AS PROMPTLY AS PRACTICABLE AND IN ANY EVENT WITHIN 20 DAYS AFTER THE RECEIPT OF ANY SUCH NOTICE FROM THE COMPANY (WHICH REQUEST SHALL SPECIFY THE REGISTRABLE SECURITIES INTENDED TO BE DISPOSED OF BY SUCH HOLDER AND THE FIRST OFFER PRICE WHICH IS ACCEPTABLE TO SUCH HOLDER, AS DETERMINED IN GOOD FAITH BY THE INITIATING HOLDERS), THE COMPANY WILL USE ITS BEST EFFORTS TO EFFECT THE REGISTRATION UNDER THE SECURITIES ACT OF ALL REGISTRABLE SECURITIES WHICH THE COMPANY HAS BEEN SO REQUESTED TO REGISTER BY THE SELLING HOLDERS THEREOF; PROVIDED, THAT PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT FILED IN CONNECTION WITH SUCH REGISTRATION, IMMEDIATELY UPON NOTIFICATION TO THE COMPANY FROM THE MANAGING UNDERWRITER OF THE PRICE AT WHICH SUCH SECURITIES ARE TO BE SOLD, IF SUCH PRICE IS BELOW THE FIRST OFFER PRICE WHICH ANY SELLING HOLDER SHALL HAVE INDICATED TO BE ACCEPTABLE TO SUCH SELLING HOLDER, THE COMPANY SHALL SO ADVISE SUCH SELLING HOLDER OF SUCH PRICE, AND SUCH SELLING HOLDER SHALL THEN HAVE THE RIGHT TO WITHDRAW ITS REQUEST TO HAVE ITS REGISTRABLE SECURITIES INCLUDED IN SUCH REGISTRATION STATEMENT; AND PROVIDED, FURTHER, HOWEVER, THAT ANY SALE OF OFFERED SECURITIES PURSUANT TO THE REGISTRATION PROVISIONS OF THIS SECTION 2.2 SHALL, PURSUANT TO SECTION 2.8(A), BE SUBJECT TO THE COMPANY'S PRIOR RIGHT OF FIRST REFUSAL SET FORTH IN SECTION 8 OF THE INVESTMENT AGREEMENT AND SHALL BE SUBJECT TO THE ADDITIONAL PURCHASE RIGHTS OF THE COMPANY SET FORTH IN SECTION 2.8(B). IF, AT ANY TIME AFTER GIVING WRITTEN NOTICE OF ITS INTENTION TO REGISTER ANY SECURITIES AND PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT FILED IN CONNECTION WITH SUCH

REGISTRATION, THE COMPANY SHALL DETERMINE FOR ANY REASON NOT TO REGISTER OR TO DELAY REGISTRATION OF SUCH SECURITIES, THE COMPANY SHALL GIVE WRITTEN NOTICE OF SUCH DETERMINATION TO EACH SELLING HOLDER OF REGISTRABLE SECURITIES AND (X) IN THE CASE OF A DETERMINATION NOT TO REGISTER, SHALL BE RELIEVED OF ITS OBLIGATION TO REGISTER ANY REGISTRABLE SECURITIES IN CONNECTION WITH SUCH REGISTRATION (BUT NOT FROM ANY OBLIGATION OF THE COMPANY TO PAY THE REGISTRATION EXPENSES IN CONNECTION THEREWITH), WITHOUT PREJUDICE, HOWEVER, TO THE RIGHTS OF ANY HOLDER OR HOLDERS OF REGISTRABLE SECURITIES ENTITLED TO DO SO TO CAUSE A REGISTRATION TO BE EFFECTED UNDER SECTION 2.1, AND (Y) IN THE CASE OF A DETERMINATION TO DELAY REGISTERING, SHALL BE PERMITTED TO DELAY REGISTERING ANY REGISTRABLE SECURITIES, FOR THE SAME PERIOD AS THE DELAY IN REGISTERING SUCH OTHER SECURITIES. NO REGISTRATION EFFECTED UNDER THIS SECTION 2.2 SHALL RELIEVE THE COMPANY OF ITS OBLIGATION TO EFFECT ANY REGISTRATION UPON REQUEST UNDER
SECTION 2.1.

           (B) PRIORITY IN PIGGY-BACK REGISTRATIONS. IF THE MANAGING UNDERWRITER OF ANY UNDERWRITTEN OFFERING OR, IN THE CASE OF ANY OFFERING THAT IS NOT UNDERWRITTEN, A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM SHALL ADVISE THE COMPANY (AND THE COMPANY SHALL IN EACH CASE SO ADVISE EACH SELLING HOLDER OF REGISTRABLE SECURITIES REQUESTING REGISTRATION OF SUCH ADVICE IN WRITING) THAT, IN ITS OPINION, THE NUMBER OR TYPE OF REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION WOULD MATERIALLY ADVERSELY AFFECT SUCH OFFERING OR THE MARKET FOR THE COMPANY'S SECURITIES, THEN THE COMPANY WILL INCLUDE IN SUCH REGISTRATION, TO THE EXTENT OF THE NUMBER AND TYPE OF SECURITIES WHICH THE COMPANY IS SO ADVISED CAN BE SOLD IN (OR DURING THE TIME OF) SUCH OFFERING, FIRST, ALL SECURITIES OF THE COMPANY PROPOSED BY THE COMPANY TO BE SOLD FOR ITS OWN ACCOUNT, OR, IN THE CASE OF A SECONDARY OFFERING MADE PURSUANT TO DEMAND REGISTRATION RIGHTS GRANTED TO ANY PERSON OTHER THAN A HOLDER OF REGISTRABLE SECURITIES, ALL SECURITIES OF THE COMPANY THAT SUCH PERSON PROPOSES TO SELL; SECOND, ALL SECURITIES, IF ANY (THE "PRINCIPAL STOCKHOLDERS' SECURITIES"), PROPOSED BY THE COMPANY TO BE SOLD FOR THE ACCOUNT OF THE PRINCIPAL STOCKHOLDERS PURSUANT TO THE EXERCISE OF THEIR PIGGY-BACK REGISTRATION RIGHTS UNDER THE PRINCIPAL STOCKHOLDERS' REGISTRATION RIGHTS AGREEMENT; THIRD, SUCH REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION PURSUANT TO THIS AGREEMENT (PRO RATA, BASED ON THE NUMBER OF REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED BY EACH SELLING HOLDER HEREUNDER) AMONG SUCH SELLING HOLDERS; FOURTH, SUCH REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED IN SUCH REGISTRATION PURSUANT TO THE INCO REGISTRATION RIGHTS AGREEMENT (PRO RATA, BASED ON THE NUMBER OF REGISTRABLE SECURITIES REQUESTED TO BE INCLUDED BY EACH HOLDER THEREUNDER); AND FIFTH, ALL SECURITIES OF THE COMPANY TO BE SOLD FOR THE ACCOUNT OF A PERSON OTHER THAN A HOLDER OF REGISTRABLE SECURITIES OR PRINCIPAL STOCKHOLDERS' SECURITIES, AS THE CASE MAY BE.

           (C) EXPENSES. THE COMPANY WILL PAY ALL REGISTRATION EXPENSES IN CONNECTION WITH ANY REGISTRATION CONTEMPLATED PURSUANT TO THIS SECTION 2.2.

           2.3 REGISTRATION PROCEDURES. IF AND WHENEVER THE COMPANY IS REQUIRED TO USE ITS BEST EFFORTS TO EFFECT THE REGISTRATION OF ANY REGISTRABLE SECURITIES UNDER THE SECURITIES ACT AS PROVIDED IN SECTIONS 2.1 AND 2.2, THE COMPANY WILL, AS EXPEDITIOUSLY AS POSSIBLE:

               (I) SUBJECT TO SECTION 2.6, PREPARE AND (WITHIN 90 DAYS AFTER THE END OF THE PERIOD WITHIN WHICH REQUESTS FOR REGISTRATION MAY BE GIVEN TO THE COMPANY) FILE WITH THE COMMISSION THE REQUISITE REGISTRATION STATEMENT TO EFFECT SUCH REGISTRATION AND THEREAFTER USE ITS COMMERCIALLY REASONABLE BEST EFFORTS TO CAUSE SUCH REGISTRATION STATEMENT TO BECOME EFFECTIVE; PROVIDED, HOWEVER, THAT THE COMPANY MAY DISCONTINUE ANY REGISTRATION OF SECURITIES THAT ARE NOT REGISTRABLE SECURITIES (AND, UNDER THE CIRCUMSTANCES SPECIFIED IN SECTION 2.1(F) AND 2.2(A) AND (B), REGISTRABLE SECURITIES) AT ANY TIME PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT RELATING THERETO;

               (II) SUBJECT TO SECTION 2.6, PREPARE AND FILE WITH THE COMMISSION SUCH AMENDMENTS AND SUPPLEMENTS TO SUCH REGISTRATION STATEMENT AND THE PROSPECTUS USED IN CONNECTION THEREWITH AS MAY BE NECESSARY TO KEEP SUCH REGISTRATION STATEMENT EFFECTIVE IN ACCORDANCE WITH SECTION 2.1(D) HEREOF AND TO COMPLY WITH THE PROVISIONS OF THE SECURITIES ACT WITH RESPECT TO THE DISPOSITION OF ALL REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT UNTIL SUCH TIME AS ALL OF SUCH REGISTRABLE SECURITIES HAVE BEEN DISPOSED OF IN ACCORDANCE WITH THE INTENDED METHODS OF DISPOSITION BY THE SELLER OR SELLERS THEREOF SET FORTH IN SUCH REGISTRATION STATEMENT; PROVIDED, THAT EXCEPT WITH RESPECT TO ANY SUCH REGISTRATION STATEMENT FILED PURSUANT TO RULE 415 UNDER THE SECURITIES ACT, SUCH PERIOD NEED NOT EXCEED 180 DAYS;

               (III) FURNISH TO EACH SELLER OF REGISTRABLE SECURITIES, SUCH NUMBER OF CONFORMED COPIES OF SUCH REGISTRATION STATEMENT AND OF EACH SUCH AMENDMENT AND SUPPLEMENT THERETO (IN EACH CASE INCLUDING ALL EXHIBITS), SUCH NUMBER OF COPIES OF THE PROSPECTUS CONTAINED IN SUCH REGISTRATION STATEMENT (INCLUDING EACH PRELIMINARY PROSPECTUS AND ANY SUMMARY PROSPECTUS) AND ANY OTHER PROSPECTUS FILED UNDER RULE 424 UNDER THE SECURITIES ACT, IN CONFORMITY WITH THE REQUIREMENTS OF THE SECURITIES ACT, AND SUCH OTHER DOCUMENTS, AS SUCH SELLER MAY REASONABLY REQUEST;

               (IV) MAKE ANY FILINGS (IF ANY) REQUIRED UNDER THE BLUE SKY OR SECURITIES LAWS OF SUCH STATES OF THE UNITED STATES OF AMERICA AS THE SELLERS OF REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT SHALL REASONABLY REQUEST;

               (V) FURNISH AT THE EFFECTIVE DATE OF SUCH REGISTRATION STATEMENT AND/OR ON THE DATE OF CLOSING UNDER THE UNDERWRITING AGREEMENT, AS THE CASE MAY BE, TO EACH SELLER OF REGISTRABLE SECURITIES, AND TO THE UNDERWRITERS, IF ANY, A SIGNED COUNTERPART OF:

               (X) AN OPINION OF COUNSEL FOR THE COMPANY DATED THE EFFECTIVE DATE OF SUCH REGISTRATION STATEMENT AND, IF
          APPLICABLE, THE DATE OF THE CLOSING UNDER THE UNDERWRITING AGREEMENT, AND

               (Y) A "COMFORT" LETTER SIGNED BY THE INDEPENDENT PUBLIC ACCOUNTANTS WHO HAVE CERTIFIED THE COMPANY'S FINANCIAL STATEMENTS INCLUDED OR INCORPORATED BY REFERENCE IN SUCH REGISTRATION STATEMENT, COVERING SUBSTANTIALLY THE SAME MATTERS WITH RESPECT TO SUCH REGISTRATION STATEMENT (AND THE PROSPECTUS INCLUDED THEREIN) AND, IN THE CASE OF THE ACCOUNTANTS' COMFORT LETTER, WITH RESPECT TO EVENTS SUBSEQUENT TO THE DATE OF SUCH FINANCIAL STATEMENTS, AS ARE

          CUSTOMARILY COVERED IN OPINIONS OF ISSUER'S COUNSEL AND IN ACCOUNTANTS' COMFORT LETTERS DELIVERED TO THE UNDERWRITERS IN UNDERWRITTEN PUBLIC OFFERINGS OF SECURITIES AND, IN THE CASE OF THE ACCOUNTANTS' COMFORT LETTER, SUCH OTHER FINANCIAL MATTERS, AND, IN THE CASE OF THE LEGAL OPINION, SUCH OTHER LEGAL MATTERS, AS COUNSEL FOR THE SELLER OR SELLERS OF REGISTRABLE SECURITIES MAY REASONABLY REQUEST;

               (VI) NOTIFY EACH SELLER OF REGISTRABLE SECURITIES AT ANY TIME WHEN A PROSPECTUS RELATING THERETO IS REQUIRED TO BE DELIVERED UNDER THE SECURITIES ACT, UPON DISCOVERY THAT, OR UPON THE HAPPENING OF ANY EVENT AS A RESULT OF WHICH, THE PROSPECTUS INCLUDED IN SUCH REGISTRATION STATEMENT, AS THEN IN EFFECT, INCLUDES AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE ANY MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, AND AT THE REQUEST OF ANY SUCH SELLER PROMPTLY PREPARE AND FURNISH TO IT A REASONABLE NUMBER OF COPIES OF A SUPPLEMENT TO OR AN AMENDMENT OF SUCH PROSPECTUS AS MAY BE NECESSARY SO THAT, AS THEREAFTER DELIVERED TO THE PURCHASERS OF SUCH SECURITIES, SUCH PROSPECTUS SHALL NOT INCLUDE AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE;

               (VII) OTHERWISE USE ITS BEST EFFORTS TO COMPLY WITH ALL APPLICABLE RULES AND REGULATIONS OF THE COMMISSION, AND MAKE AVAILABLE TO SECURITY HOLDERS, AS SOON AS REASONABLY PRACTICABLE (BUT NOT MORE THAN SIXTEEN MONTHS AFTER THE EFFECTIVE DATE OF SUCH REGISTRATION STATEMENT), AN EARNINGS STATEMENT COVERING THE PERIOD OF AT LEAST TWELVE MONTHS BEGINNING WITH THE FIRST FULL CALENDAR MONTH AFTER THE EFFECTIVE DATE OF SUCH REGISTRATION STATEMENT, WHICH EARNINGS STATEMENT SHALL SATISFY THE PROVISIONS OF SECTION 11(A) OF THE SECURITIES ACT AND RULE 158 PROMULGATED THEREUNDER;

               (VIII) PROVIDE AND CAUSE TO BE MAINTAINED A TRANSFER AGENT AND REGISTRAR (WHICH, IN EACH CASE, MAY BE THE COMPANY) FOR ALL REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT FROM AND AFTER A DATE NOT LATER THAN THE EFFECTIVE DATE OF SUCH REGISTRATION;

               (IX) USE ITS BEST EFFORTS TO LIST ALL REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT ON ANY NATIONAL MARKET OR NATIONAL SECURITIES EXCHANGE ON WHICH REGISTRABLE SECURITIES OF THE SAME CLASS COVERED BY SUCH REGISTRATION STATEMENT ARE THEN LISTED AND, IF NO SUCH REGISTRABLE SECURITIES ARE SO LISTED, ON ANY NATIONAL MARKET OR NATIONAL SECURITIES EXCHANGE ON WHICH THE COMMON STOCK IS THEN LISTED;

               (X) TO THE EXTENT REASONABLY REQUESTED BY THE MANAGING UNDERWRITER OF ANY UNDERWRITTEN OFFERING, SEND APPROPRIATE OFFICERS OF THE COMPANY TO ATTEND "ROAD SHOWS" SCHEDULED IN CONNECTION WITH ANY SUCH REGISTRATION; AND

               (XI) FURNISH UNLEGENDED CERTIFICATES REPRESENTING OWNERSHIP OF THE REGISTRABLE SECURITIES BEING SOLD IN SUCH DENOMINATIONS AS SHALL BE REQUESTED BY THE SELLERS OF REGISTRABLE SECURITIES OR THE UNDERWRITERS.

      AS A CONDITION PRECEDENT OF THE COMPANY'S OBLIGATIONS UNDER THIS
SECTION 2.3, THE COMPANY MAY REQUIRE EACH SELLER OF REGISTRABLE SECURITIES AS TO

WHICH ANY REGISTRATION IS BEING EFFECTED TO AGREE TO COMPLY WITH THE SECURITIES ACT AND THE EXCHANGE ACT IN CONNECTION WITH THE REGISTRATION OF SUCH SELLER'S REGISTRABLE SECURITIES AND TO PROVIDE THE COMPANY WITH SUCH INFORMATION REQUIRED UNDER SUCH ACTS AS THE COMPANY MAY REASONABLY REQUEST IN CONNECTION THEREWITH.

      EACH HOLDER OF REGISTRABLE SECURITIES AGREES THAT, UPON RECEIPT OF ANY NOTICE FROM THE COMPANY OF THE HAPPENING OF ANY EVENT OF THE KIND DESCRIBED IN SUBDIVISION (VI) OF THIS SECTION 2.3, SUCH HOLDER WILL FORTHWITH DISCONTINUE SUCH DISPOSITION OF REGISTRABLE SECURITIES PURSUANT TO THE REGISTRATION STATEMENT RELATING TO SUCH REGISTRABLE SECURITIES UNTIL THE RECEIPT OF THE COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS CONTEMPLATED BY
SUBDIVISION (VI) OF THIS SECTION 2.3 AND, IF SO DIRECTED BY THE COMPANY, WILL DELIVER TO THE COMPANY (AT THE COMPANY'S EXPENSE) ALL COPIES, OTHER THAN PERMANENT FILE COPIES, THEN IN ITS POSSESSION OF THE PROSPECTUS RELATING TO SUCH REGISTRABLE SECURITIES CURRENT AT THE TIME OF RECEIPT OF SUCH NOTICE.

           2.4  UNDERWRITTEN OFFERINGS.

           (A) REQUESTED UNDERWRITTEN OFFERINGS. IF REQUESTED BY THE UNDERWRITERS FOR ANY UNDERWRITTEN OFFERING BY HOLDERS OF REGISTRABLE SECURITIES PURSUANT TO A REGISTRATION REQUESTED UNDER SECTION 2.1, THE COMPANY WILL ENTER INTO AN UNDERWRITING AGREEMENT WITH SUCH UNDERWRITERS FOR SUCH OFFERING, SUCH AGREEMENT TO BE REASONABLY SATISFACTORY IN SUBSTANCE AND FORM TO EACH SUCH HOLDER AND THE UNDERWRITERS AND TO CONTAIN SUCH REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND SUCH OTHER TERMS AS ARE GENERALLY PREVAILING IN AGREEMENTS OF THAT TYPE, INCLUDING, WITHOUT LIMITATION, INDEMNITIES TO THE EFFECT AND TO THE EXTENT PROVIDED IN SECTION 2.7 OR SUCH OTHER INDEMNITIES AS ARE CUSTOMARILY RECEIVED BY UNDERWRITERS IN PUBLIC OFFERINGS OF SIMILAR SECURITIES. THE HOLDER OF THE REGISTRABLE SECURITIES PROPOSED TO BE DISTRIBUTED BY SUCH UNDERWRITERS WILL REASONABLY COOPERATE WITH THE COMPANY IN THE NEGOTIATION OF THE UNDERWRITING AGREEMENT. SUCH HOLDERS OF REGISTRABLE SECURITIES TO BE DISTRIBUTED BY SUCH UNDERWRITERS SHALL BE PARTIES TO SUCH UNDERWRITING AGREEMENT AND MAY, AT THE OPTION OF THE HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES TO BE DISTRIBUTED BY SUCH UNDERWRITERS, REQUIRE THAT ANY OR ALL OF THE REPRESENTATIONS AND WARRANTIES BY, AND THE OTHER AGREEMENTS ON THE PART OF, THE COMPANY TO AND FOR THE BENEFIT OF SUCH UNDERWRITERS SHALL ALSO BE MADE TO AND FOR THE BENEFIT OF SUCH HOLDERS AND THAT ANY OR ALL OF THE CONDITIONS PRECEDENT TO THE OBLIGATIONS OF UNDERWRITERS UNDER SUCH UNDERWRITING AGREEMENT BE CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SUCH HOLDERS OF REGISTRABLE SECURITIES. NO HOLDER OF REGISTRABLE SECURITIES SHALL BE REQUIRED TO MAKE ANY REPRESENTATIONS OR WARRANTIES TO OR AGREEMENTS WITH THE COMPANY OTHER THAN REPRESENTATIONS, WARRANTIES OR AGREEMENTS REGARDING SUCH HOLDERS AND SUCH HOLDERS' INTENDED METHOD OF DISTRIBUTION OR ANY OTHER REPRESENTATIONS REQUIRED BY APPLICABLE LAW.

           (B) INCIDENTAL UNDERWRITTEN OFFERINGS. IF THE COMPANY PROPOSES TO REGISTER ANY OF ITS SECURITIES UNDER THE SECURITIES ACT AS CONTEMPLATED BY
SECTION 2.2 AND SUCH SECURITIES ARE TO BE DISTRIBUTED BY OR THROUGH ONE OR MORE UNDERWRITERS, THE COMPANY WILL, IF REQUESTED BY ANY SELLING HOLDER OF REGISTRABLE SECURITIES, USE ITS BEST EFFORTS TO ARRANGE FOR SUCH UNDERWRITERS TO INCLUDE ALL THE REGISTRABLE SECURITIES TO BE OFFERED AND SOLD BY SUCH SELLING

HOLDER AMONG THE SECURITIES OF THE COMPANY TO BE DISTRIBUTED BY SUCH UNDERWRITERS, SUBJECT TO THE PROVISIONS OF SECTION 2.2(B). THE HOLDERS OF REGISTRABLE SECURITIES TO BE DISTRIBUTED BY SUCH UNDERWRITERS SHALL BE PARTIES TO THE UNDERWRITING AGREEMENT BETWEEN THE COMPANY AND SUCH UNDERWRITERS AND SUCH HOLDERS OF REGISTRABLE SECURITIES MAY, AT THE OPTION OF THE HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES TO BE DISTRIBUTED BY SUCH UNDERWRITERS, REQUIRE THAT ANY OR ALL OF THE REPRESENTATIONS AND WARRANTIES BY, AND THE OTHER AGREEMENTS ON THE PART OF, THE COMPANY TO AND FOR THE BENEFIT OF SUCH UNDERWRITERS SHALL ALSO BE MADE TO AND FOR THE BENEFIT OF SUCH HOLDERS OF REGISTRABLE SECURITIES AND THAT ANY OR ALL OF THE CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SUCH UNDERWRITERS UNDER SUCH UNDERWRITING AGREEMENT BE CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SUCH HOLDERS OF REGISTRABLE SECURITIES. ANY SUCH SELLING HOLDER OF REGISTRABLE SECURITIES SHALL NOT BE REQUIRED TO MAKE ANY REPRESENTATIONS OR WARRANTIES TO OR AGREEMENTS WITH THE COMPANY OR THE UNDERWRITERS OTHER THAN REPRESENTATIONS, WARRANTIES OR AGREEMENTS REGARDING SUCH SELLING HOLDER, SUCH SELLING HOLDER'S REGISTRABLE SECURITIES AND SUCH SELLING HOLDER'S INTENDED METHOD OF DISTRIBUTION OR ANY OTHER REPRESENTATIONS REQUIRED BY APPLICABLE LAW.

           (C) HOLDBACK AGREEMENTS.

               (I) TO THE EXTENT NOT INCONSISTENT WITH APPLICABLE LAW, EACH HOLDER OF REGISTRABLE SECURITIES AGREES NOT TO EFFECT ANY PUBLIC SALE OR DISTRIBUTION OF ANY REGISTRABLE SECURITIES OF THE COMPANY OR ANY SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE OR EXERCISABLE FOR SUCH REGISTRABLE SECURITIES, DURING THE SEVEN DAYS PRIOR TO AND THE 90 DAYS AFTER ANY REGISTRATION RELATING TO SUCH REGISTRABLE SECURITIES PURSUANT TO SECTIONS 2.1 AND 2.2 HAS BECOME EFFECTIVE, EXCEPT AS PART OF SUCH REGISTRATION, IF AND TO THE EXTENT REQUESTED BY THE COMPANY IN THE CASE OF A NON-UNDERWRITTEN PUBLIC OFFERING OR IF AND TO THE EXTENT REQUESTED BY THE MANAGING UNDERWRITER OR UNDERWRITERS IN THE CASE OF AN UNDERWRITTEN PUBLIC OFFERING.

               (II) THE COMPANY AGREES NOT TO EFFECT ANY PUBLIC SALE OR DISTRIBUTION OF ITS REGISTRABLE SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE OR EXERCISABLE FOR ANY OF SUCH REGISTRABLE SECURITIES DURING THE SEVEN DAYS PRIOR TO AND THE 90 DAYS AFTER ANY REGISTRATION RELATING TO SUCH REGISTRABLE SECURITIES PURSUANT TO SECTION 2.1 OR 2.2 HAS BECOME EFFECTIVE, EXCEPT AS PART OF SUCH REGISTRATION AND EXCEPT PURSUANT TO REGISTRATIONS ON FORM S-4 OR S-8 OR ANY SUCCESSOR OR SIMILAR FORMS THERETO; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 2.4(C)(II) SHALL NOT PREVENT THE CONVERSION OR EXCHANGE OF ANY SECURITIES PURSUANT TO THEIR TERMS INTO OR FOR OTHER SECURITIES.

           2.5 PREPARATION; REASONABLE INVESTIGATION. IN CONNECTION WITH THE PREPARATION AND FILING OF EACH REGISTRATION STATEMENT UNDER THE SECURITIES ACT PURSUANT TO THIS AGREEMENT, THE COMPANY WILL GIVE A REPRESENTATIVE HOLDER (THE "REPRESENTATIVE") DESIGNATED IN WRITING TO THE COMPANY BY A MAJORITY OF THE HOLDERS OF REGISTRABLE SECURITIES TO BE REGISTERED UNDER SUCH REGISTRATION STATEMENT, THE UNDERWRITERS DESIGNATED BY THE REPRESENTATIVE, IF ANY, AND COUNSEL DESIGNATED BY THE REPRESENTATIVE THE OPPORTUNITY TO PARTICIPATE IN THE PREPARATION OF SUCH REGISTRATION STATEMENT, EACH PROSPECTUS INCLUDED THEREIN OR FILED WITH THE COMMISSION, AND EACH AMENDMENT THEREOF OR SUPPLEMENT THERETO, AND WILL GIVE EACH OF THEM SUCH REASONABLE ACCESS TO ITS BOOKS AND RECORDS AND SUCH OPPORTUNITIES TO DISCUSS THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES WITH

OFFICERS OF THE COMPANY AND THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY WHO HAVE CERTIFIED ITS FINANCIAL STATEMENTS AS SHALL BE NECESSARY, IN THE OPINION OF SUCH REPRESENTATIVE AND SUCH UNDERWRITERS AND COUNSEL, TO CONDUCT A REASONABLE INVESTIGATION WITHIN THE MEANING OF THE SECURITIES ACT.

           2.6 LIMITATIONS, CONDITIONS AND QUALIFICATIONS TO OBLIGATIONS UNDER REGISTRATION COVENANTS. THE COMPANY SHALL BE ENTITLED TO POSTPONE FOR A REASONABLE PERIOD OF TIME (BUT NOT EXCEEDING 120 DAYS) THE FILING OF ANY REGISTRATION STATEMENT OTHERWISE REQUIRED TO BE PREPARED AND FILED BY IT PURSUANT TO SECTION 2.1 IF THE COMPANY DETERMINES, IN ITS REASONABLE JUDGMENT, THAT SUCH REGISTRATION AND OFFERING WOULD INTERFERE IN A MATERIAL WAY WITH ANY FINANCING, ACQUISITION, CORPORATE REORGANIZATION OR OTHER MATERIAL TRANSACTION OR EVENT INVOLVING OR BEING CONSIDERED BY THE COMPANY AND, IN EACH CASE, PROMPTLY GIVES THE HOLDERS OF REGISTRABLE SECURITIES PURSUANT TO SECTION 2.1 WRITTEN NOTICE OF SUCH DETERMINATION, CONTAINING A GENERAL STATEMENT OF THE REASONS FOR SUCH POSTPONEMENT AND AN APPROXIMATION OF THE ANTICIPATED DELAY. IF THE COMPANY SHALL SO POSTPONE THE FILING OF A REGISTRATION STATEMENT, HOLDERS OF REGISTRABLE SECURITIES REQUESTING REGISTRATION THEREOF PURSUANT TO SECTION 2.1 REPRESENTING NOT LESS THAN A MAJORITY OF THE REGISTRABLE SECURITIES WITH RESPECT TO WHICH REGISTRATION HAS BEEN REQUESTED, SHALL HAVE THE RIGHT TO WITHDRAW THE REQUEST FOR REGISTRATION BY GIVING WRITTEN NOTICE TO THE COMPANY WITHIN 30 DAYS AFTER THE EXPIRATION OF SUCH POSTPONEMENT AND, IN THE EVENT OF SUCH WITHDRAWAL, SUCH REQUEST SHALL NOT BE COUNTED FOR PURPOSES OF THE REQUESTS FOR REGISTRATION TO WHICH HOLDERS OF REGISTRABLE SECURITIES ARE ENTITLED PURSUANT TO SECTION 2.1 HEREOF.

           2.7  INDEMNIFICATION.

           (A) INDEMNIFICATION BY THE COMPANY. THE COMPANY SHALL, AND HEREBY DOES, INDEMNIFY AND HOLD HARMLESS, IN THE CASE OF ANY REGISTRATION STATEMENT FILED PURSUANT TO SECTION 2.1 OR 2.2, EACH SELLER OF ANY REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT AND EACH OTHER PERSON WHO PARTICIPATES AS AN UNDERWRITER IN THE OFFERING OR SALE OF ANY SECURITIES COVERED BY SUCH REGISTRATION STATEMENT AND EACH OTHER PERSON, IF ANY, WHO CONTROLS SUCH SELLER OR ANY SUCH UNDERWRITER WITHIN THE MEANING OF THE SECURITIES ACT OR THE EXCHANGE ACT, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, AGENTS AND AFFILIATES, AGAINST ANY LOSSES, CLAIMS, DAMAGES OR LIABILITIES, JOINT OR SEVERAL, TO WHICH SUCH SELLER OR UNDERWRITER OR ANY SUCH DIRECTOR, OFFICER, PARTNER, AGENT, AFFILIATE OR CONTROLLING PERSON MAY BECOME SUBJECT UNDER THE SECURITIES ACT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF LEGAL COUNSEL, INSOFAR AS SUCH LOSSES, CLAIMS, DAMAGES OR LIABILITIES (OR ACTIONS OR PROCEEDINGS, WHETHER COMMENCED OR THREATENED, IN RESPECT THEREOF) ARISE OUT OF OR ARE BASED UPON ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF ANY MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT UNDER WHICH SUCH REGISTRABLE SECURITIES WERE REGISTERED UNDER THE SECURITIES ACT, ANY PRELIMINARY PROSPECTUS, FINAL PROSPECTUS OR SUMMARY PROSPECTUS CONTAINED THEREIN, OR ANY AMENDMENT OR SUPPLEMENT THERETO, OR ANY OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN (IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE) NOT MISLEADING, AND THE COMPANY WILL REIMBURSE SUCH SELLER OR UNDERWRITER AND EACH SUCH DIRECTOR, OFFICER, PARTNER, AGENT, AFFILIATE AND CONTROLLING PERSON FOR ANY REASONABLE LEGAL OR ANY OTHER EXPENSES INCURRED BY THEM IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY SUCH LOSS, CLAIM, LIABILITY, ACTION OR PROCEEDING; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE LIABLE IN ANY CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY (OR ACTION OR PROCEEDING IN RESPECT THEREOF) OR EXPENSE ARISES OUT OF OR IS BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN SUCH REGISTRATION STATEMENT, ANY SUCH PRELIMINARY PROSPECTUS, FINAL PROSPECTUS, SUMMARY PROSPECTUS, AMENDMENT OR SUPPLEMENT THERETO IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE COMPANY BY OR ON

BEHALF OF SUCH SELLER OR UNDERWRITER, AS THE CASE MAY BE, SPECIFICALLY STATING THAT IT IS FOR USE IN THE PREPARATION THEREOF; AND PROVIDED, FURTHER, THAT THE COMPANY SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY (OR ACTION OR PROCEEDING IN RESPECT THEREOF) OR EXPENSE ARISES OUT OF OR IS BASED UPON AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN SUCH REGISTRATION STATEMENT, ANY SUCH PRELIMINARY PROSPECTUS, FINAL PROSPECTUS OR SUMMARY PROSPECTUS, AMENDMENT OR SUPPLEMENT THERETO IF (I) SUCH UNTRUE STATEMENT OR OMISSION OR ALLEGED UNTRUE STATEMENT OR OMISSION IS COMPLETELY CORRECTED IN A PROSPECTUS OR PROSPECTUS SUPPLEMENT OR IN AN AMENDMENT OR SUPPLEMENT TO SUCH PROSPECTUS OR PROSPECTUS SUPPLEMENT, (II) THE SELLER OF REGISTRABLE SECURITIES OR THE UNDERWRITER OF REGISTRABLE SECURITIES, AS THE CASE MAY BE, HAS AN OBLIGATION UNDER THE SECURITIES ACT TO DELIVER A PROSPECTUS OR PROSPECTUS SUPPLEMENT IN CONNECTION WITH SUCH SALE OF REGISTRABLE SECURITIES AND (III) THE SELLER OF REGISTRABLE SECURITIES OR THE UNDERWRITER OF REGISTRABLE SECURITIES, AS THE CASE MAY BE, THEREAFTER FAILS TO DELIVER SUCH PROSPECTUS OR PROSPECTUS SUPPLEMENT OR SUCH AMENDMENT OR SUPPLEMENT TO SUCH PROSPECTUS OR PROSPECTUS SUPPLEMENT PRIOR TO OR CONCURRENTLY WITH THE SALE OF REGISTRABLE SECURITIES TO THE PERSON ASSERTING SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE AFTER THE COMPANY HAS FURNISHED THE SELLER OF REGISTRABLE SECURITIES OR THE UNDERWRITER OF REGISTRABLE SECURITIES, AS THE CASE MAY BE, WITH A SUFFICIENT NUMBER OF COPIES OF THE SAME. SUCH INDEMNITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF ANY INVESTIGATION MADE BY OR ON BEHALF OF SUCH SELLER OR UNDERWRITER OR ANY SUCH DIRECTOR, OFFICER, PARTNER, AGENT, AFFILIATE OR CONTROLLING PERSON AND SHALL SURVIVE THE TRANSFER OF SUCH SECURITIES BY SUCH SELLER OR UNDERWRITER.

           (B) INDEMNIFICATION BY THE SELLERS. AS A CONDITION TO INCLUDING ANY REGISTRABLE SECURITIES IN ANY REGISTRATION STATEMENT, THE COMPANY SHALL HAVE RECEIVED AN UNDERTAKING REASONABLY SATISFACTORY TO IT FROM THE PROSPECTIVE SELLER OF SUCH REGISTRABLE SECURITIES TO INDEMNIFY AND HOLD HARMLESS (IN THE SAME MANNER AND TO THE SAME EXTENT AS SET FORTH IN SECTION 2.7(A)) THE COMPANY AND EACH DIRECTOR OF THE COMPANY, EACH OFFICER OF THE COMPANY WHO SIGNS THE

REGISTRATION STATEMENT AND EACH OTHER PERSON, IF ANY, WHO PARTICIPATES AS AN UNDERWRITER IN THE OFFERING OR SALE OF SUCH SECURITIES AND EACH OTHER PERSON WHO CONTROLS THE COMPANY OR ANY SUCH UNDERWRITER WITHIN THE MEANING OF THE SECURITIES ACT OR THE EXCHANGE ACT, WITH RESPECT TO ANY STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT IN OR OMISSION OR ALLEGED OMISSION FROM SUCH REGISTRATION STATEMENT, ANY PRELIMINARY PROSPECTUS, FINAL PROSPECTUS OR SUMMARY PROSPECTUS CONTAINED THEREIN, OR ANY AMENDMENT OR SUPPLEMENT THERETO, IF SUCH UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION WAS MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE COMPANY BY SUCH SELLER SPECIFICALLY STATING THAT IT IS FOR USE IN THE PREPARATION OF SUCH REGISTRATION STATEMENT, PRELIMINARY PROSPECTUS, FINAL PROSPECTUS, SUMMARY PROSPECTUS, AMENDMENT OR SUPPLEMENT; PROVIDED, HOWEVER, THAT THE LIABILITY OF SUCH INDEMNIFYING PARTY UNDER THIS SECTION 2.7(B) SHALL BE LIMITED TO THE AMOUNT OF PROCEEDS RECEIVED BY SUCH INDEMNIFYING PARTY IN THE OFFERING GIVING RISE TO SUCH LIABILITY. SUCH INDEMNITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF ANY INVESTIGATION MADE BY OR ON BEHALF OF THE COMPANY OR ANY SUCH DIRECTOR, OFFICER, EMPLOYEE, SHAREHOLDER, CONTROLLING PERSON OR OTHER PERSON. SUCH INDEMNITY SHALL SURVIVE THE TRANSFER OF SUCH SECURITIES BY SUCH SELLER.

           (C) NOTICES OF CLAIMS, ETC. PROMPTLY AFTER RECEIPT BY AN INDEMNIFIED PARTY OF NOTICE OF THE COMMENCEMENT OF ANY ACTION OR PROCEEDING INVOLVING A CLAIM REFERRED TO IN SECTION 2.7(A) OR (B), SUCH INDEMNIFIED PARTY SHALL, IF A CLAIM IN RESPECT THEREOF IS TO BE MADE AGAINST AN INDEMNIFYING PARTY, GIVE WRITTEN NOTICE TO THE LATTER OF THE COMMENCEMENT OF SUCH ACTION; PROVIDED, HOWEVER, THAT THE FAILURE OF ANY INDEMNIFIED PARTY TO GIVE NOTICE AS PROVIDED HEREIN SHALL NOT RELIEVE THE INDEMNIFYING PARTY OF ITS OBLIGATIONS UNDER THE PRECEDING SUBDIVISIONS OF THIS SECTION 2.7, EXCEPT TO THE EXTENT THAT THE INDEMNIFYING PARTY IS ACTUALLY AND MATERIALLY PREJUDICED BY SUCH FAILURE TO GIVE NOTICE. IN CASE ANY SUCH ACTION SHALL BE BROUGHT AGAINST ANY INDEMNIFIED PARTY AND IT SHALL NOTIFY THE INDEMNIFYING PARTY OF THE COMMENCEMENT THEREOF, THE INDEMNIFYING PARTY SHALL BE ENTITLED TO PARTICIPATE THEREIN AND, TO THE EXTENT THAT IT MAY WISH, TO ASSUME THE DEFENSE THEREOF, WITH COUNSEL REASONABLY SATISFACTORY TO SUCH INDEMNIFIED PARTY, AND AFTER NOTICE FROM THE INDEMNIFYING PARTY TO SUCH INDEMNIFIED PARTY OF ITS ELECTION SO TO ASSUME THE DEFENSE THEREOF, THE INDEMNIFYING PARTY SHALL NOT BE LIABLE TO SUCH INDEMNIFIED PARTY FOR LEGAL OR OTHER EXPENSES SUBSEQUENTLY INCURRED BY THE LATTER IN CONNECTION WITH THE DEFENSE THEREOF; PROVIDED, HOWEVER, THAT ANY INDEMNIFIED PARTY MAY, AT ITS OWN EXPENSE, RETAIN SEPARATE COUNSEL TO PARTICIPATE IN SUCH DEFENSE. NOTWITHSTANDING THE FOREGOING, IN ANY ACTION OR PROCEEDING IN WHICH THE COMPANY AS WELL AS AN INDEMNIFIED PARTY IS, OR IS REASONABLY LIKELY TO BECOME, A PARTY, SUCH INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL AT THE EXPENSE OF THE COMPANY, AND TO CONTROL ITS OWN DEFENSE OF SUCH ACTION OR PROCEEDING IF, IN THE REASONABLE OPINION OF COUNSEL TO SUCH INDEMNIFIED PARTY,
(A) THERE ARE OR MAY BE ANY LEGAL DEFENSES AVAILABLE TO SUCH INDEMNIFIED PARTY OR TO OTHER INDEMNIFIED PARTIES THAT ARE DIFFERENT FROM OR ADDITIONAL TO THOSE AVAILABLE TO THE COMPANY, OR (B) ANY CONFLICT OR POTENTIAL CONFLICT EXIST BETWEEN THE COMPANY AND SUCH INDEMNIFIED PARTY THAT WOULD MAKE SUCH SEPARATE REPRESENTATION ADVISABLE IN THE OPINION OF THE INDEMNIFIED PARTY. NO INDEMNIFYING PARTY SHALL BE LIABLE FOR ANY SETTLEMENT OF ANY ACTION OR PROCEEDING EFFECTED WITHOUT ITS WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. NO INDEMNIFYING PARTY SHALL, WITHOUT THE CONSENT OF THE

INDEMNIFIED PARTY, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, CONSENT TO ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WHICH DOES NOT INCLUDE AS AN UNCONDITIONAL TERM THEREOF THE GIVING BY THE CLAIMANT OR PLAINTIFF TO SUCH INDEMNIFIED PARTY OF A RELEASE FROM ALL LIABILITY IN RESPECT TO SUCH CLAIM OR LITIGATION OR WHICH REQUIRES ACTION OTHER THAN THE PAYMENT OF MONEY BY THE INDEMNIFYING PARTY OR WHICH OTHERWISE ADVERSELY AFFECTS THE INDEMNIFIED PARTY. NO INDEMNIFYING PARTY SHALL BE LIABLE FOR ANY SETTLEMENT OF ANY ACTION OR PROCEEDING EFFECTED WITHOUT ITS WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLE WITHHELD.

           (D) CONTRIBUTION.  IF THE INDEMNIFICATION PROVIDED FOR IN THIS
SECTION 2.7 SHALL FOR ANY REASON BE HELD BY A COURT TO BE UNAVAILABLE TO AN INDEMNIFIED PARTY UNDER SECTION 2.7(A) OR (B) HEREOF IN RESPECT OF ANY LOSS, CLAIM, DAMAGE OR LIABILITY, OR ANY ACTION IN RESPECT THEREOF, THEN, IN LIEU OF THE AMOUNT PAID OR PAYABLE UNDER SECTION 2.7(A) OR (B), THE INDEMNIFIED PARTY AND THE INDEMNIFYING PARTY UNDER SECTION 2.7(A) OR (B) SHALL CONTRIBUTE TO THE AGGREGATE LOSSES, CLAIMS, DAMAGES AND LIABILITIES (INCLUDING LEGAL OR OTHER EXPENSES REASONABLY INCURRED IN CONNECTION WITH INVESTIGATING THE SAME), IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT THE RELATIVE FAULT OF THE COMPANY ON ONE HAND, AND THE PROSPECTIVE SELLERS ON THE OTHER HAND, WHICH RESULTED IN SUCH LOSS, CLAIM, DAMAGE OR LIABILITY, OR ACTION OR PROCEEDING IN RESPECT THEREOF, WITH RESPECT TO THE STATEMENTS OR OMISSIONS WHICH RESULTED IN SUCH LOSS, CLAIM, DAMAGE OR LIABILITY, OR ACTION OR PROCEEDING IN RESPECT THEREOF, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS; PROVIDED, THAT FOR PURPOSES OF THIS
SECTION 2.7(D), NO SELLER SHALL BE OBLIGATED TO CONTRIBUTE TO ANOTHER PARTY ANY AMOUNT IN EXCESS OF THE AMOUNT THAT SUCH SELLER WOULD HAVE BEEN OBLIGATED TO PAY TO SUCH OTHER PARTY IF THE INDEMNITY UNDER SECTION 2.7(A) OR (B) WERE AVAILABLE. THE RELATIVE FAULT SHALL BE DETERMINED BY REFERENCE TO WHETHER AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT OR OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT RELATES TO INFORMATION SUPPLIED BY THE INDEMNIFYING PARTY ON ONE HAND AND THE INDEMNIFIED PARTY ON THE OTHER HAND, THE INTENT OF THE PARTIES AND THEIR RELATIVE KNOWLEDGE, ACCESS TO INFORMATION AND

OPPORTUNITY TO CORRECT OR PREVENT SUCH STATEMENT OR OMISSION, BUT NOT BY A PARTY'S SECURITY OWNERSHIP IN THE COMPANY. NO PERSON GUILTY OF FRAUDULENT MISREPRESENTATION (WITHIN THE MEANING OF SECTION 11(F) OF THE SECURITIES ACT) SHALL BE ENTITLED TO CONTRIBUTION FROM ANY PERSON WHO WAS NOT GUILTY OF SUCH FRAUDULENT MISREPRESENTATION. SUCH PROSPECTIVE SELLER'S OBLIGATIONS TO CONTRIBUTE AS PROVIDED IN THIS SECTION 2.7(D) ARE SEVERAL IN PROPORTION TO THE RELATIVE VALUE OF SUCH SELLER'S RESPECTIVE REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT AND NOT JOINT. IN ADDITION, NO PERSON SHALL BE OBLIGATED TO CONTRIBUTE HEREUNDER ANY AMOUNTS IN PAYMENT FOR ANY SETTLEMENT OF ANY ACTION OR CLAIM EFFECTED WITHOUT SUCH PERSON'S CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

           (E) INDEMNIFICATION PAYMENTS. THE INDEMNIFICATION AND CONTRIBUTION REQUIRED BY THIS SECTION 2.7 SHALL BE MADE BY PERIODIC PAYMENTS OF THE AMOUNT THEREOF DURING THE COURSE OF THE INVESTIGATION OR DEFENSE, AS AND WHEN BILLS ARE RECEIVED OR EXPENSE, LOSS, DAMAGE OR LIABILITY IS INCURRED.

           2.8 COMPANY'S RIGHT OF FIRST REFUSAL

           (A) SECTION 8 OF INVESTMENT AGREEMENT. PRIOR TO ANY SALE OF REGISTRABLE SECURITIES BY ANY SELLING HOLDERS PURSUANT TO THE REGISTRATION PROVISIONS OF SECTION 2.1 AND SECTION 2.2, RESPECTIVELY, THE COMPANY SHALL HAVE THE RIGHT, EXERCISABLE IN ACCORDANCE WITH SECTION 8 OF THE INVESTMENT AGREEMENT, TO PURCHASE ALL, BUT NOT LESS THAN ALL, OF THE REGISTRABLE SECURITIES TO BE SUBJECT TO SUCH SALE BY ALL SUCH SELLING HOLDERS (THE "OFFERED SECURITIES") AT A PURCHASE PRICE IN CASH EQUAL TO THE FIRST OFFER PRICE PER SHARE OF COMMON STOCK OF THE OFFERED SECURITIES (ASSUMING FOR THIS PURPOSE THAT SUCH CONVERTIBLE PREFERRED SECURITIES HAVE BEEN CONVERTED INTO COMMON STOCK). FOR PURPOSES OF THIS SECTION 2.8, (I) REFERENCES IN SECTION 8 OF THE INVESTMENT AGREEMENT TO THE TERM "INVESTOR" SHALL INCLUDE, AS THE CONTEXT REQUIRES, THE SELLING HOLDERS,
(II) THE DEMAND FOR REGISTRATION OR REQUEST FOR REGISTRATION PROVIDED FOR IN THIS AGREEMENT SHALL BE DEEMED TO BE THE TRANSFER NOTICE REQUIRED BY
SECTION 8(A) OF THE INVESTMENT AGREEMENT, (III) THE DATE FOR THE CLOSING OF A PURCHASE BY THE COMPANY OF SPECIFIED REGISTRABLE SECURITIES FROM A SELLING HOLDER SHALL NOT BE MORE THAN 10 BUSINESS DAYS AFTER THE DELIVERY BY THE COMPANY OF AN ACCEPTANCE NOTICE (AS SUCH TERM IS DEFINED IN THE INVESTMENT AGREEMENT) TO SUCH SELLING HOLDER, SUBJECT TO EXTENSION AS PROVIDED IN SECTION 8(F) OF THE INVESTMENT AGREEMENT, AND (IV) IN THE EVENT THE COMPANY DOES NOT EXERCISE ITS RIGHT TO PURCHASE REGISTRABLE SECURITIES, AND SUCH REGISTRABLE SECURITIES ARE TO BE SOLD PURSUANT TO AN UNDERWRITTEN OFFERING, THEN THE SELLING HOLDERS OR THE REQUESTING HOLDERS, AS THE CASE MAY BE, SHALL CAUSE THE MANAGING UNDERWRITER TO USE ITS COMMERCIALLY REASONABLE EFFORTS NOT TO SELL ANY SUCH SHARES TO ANY OF THE PERSONS DESCRIBED IN CLAUSES (X), (Y) OR (Z) OF SECTION 7(B) OF THE

INVESTMENT AGREEMENT, SUBJECT TO THE EXCEPTIONS AND QUALIFICATIONS SET FORTH THEREIN.

           (B) ADDITIONAL PURCHASE RIGHTS. IN THE EVENT THE COMPANY ELECTS NOT TO EXERCISE ITS RIGHT TO PURCHASE THE OFFERED SECURITIES FROM THE SELLING HOLDERS AS PROVIDED IN SECTION 2.8(A) AND THE OFFERING PRICE AT WHICH SUCH OFFERED SECURITIES TO BE REGISTERED WITH THE COMMISSION PURSUANT TO SECTION 2.1 OR SECTION 2.2 AND PURCHASED FROM THE SELLING HOLDERS (THE "SECOND OFFER PRICE") IS LESS THAN 95% OF THE FIRST OFFER PRICE, THEN THE COMPANY SHALL HAVE THE ADDITIONAL RIGHT TO CANCEL THE PROPOSED PUBLIC OFFERING AND PURCHASE ALL SUCH OFFERED SECURITIES FROM SUCH SELLING HOLDERS, AT THE SECOND OFFER PRICE (LESS ANY UNDERWRITING DISCOUNTS AND COMMISSIONS). THE COMPANY AND THE SELLING HOLDERS SHALL CAUSE ANY UNDERWRITING AGREEMENT ENTERED INTO IN CONNECTION WITH THE OFFER AND SALE OF THE OFFERED SECURITIES TO REFLECT SUCH PURCHASE RIGHT OF THE COMPANY. IMMEDIATELY, AND IN NO EVENT LESS THAN THREE BUSINESS DAYS, PRIOR TO THE TIME THE REGISTRATION STATEMENT FILED BY THE COMPANY FOR THE REGISTRATION OF THE OFFERED SECURITIES BECOMES EFFECTIVE UNDER THE SECURITIES ACT, (X) THE REPRESENTATIVE SHALL, OR SHALL CAUSE THE MANAGING UNDERWRITER TO, NOTIFY THE COMPANY, IN THE CASE OF A REGISTRATION REQUESTED PURSUANT TO SECTION 2.1, AND
(Y) THE COMPANY SHALL, OR SHALL CAUSE THE MANAGING UNDERWRITER TO, NOTIFY THE SELLING HOLDERS, IN THE CASE OF A REGISTRATION REQUESTED PURSUANT TO
SECTION 2.2, OF THE SECOND OFFER PRICE. IF THE COMPANY ELECTS TO EXERCISE ITS RIGHT TO PURCHASE THE OFFERED SECURITIES AT THE SECOND OFFER PRICE (LESS ANY UNDERWRITING DISCOUNTS AND COMMISSIONS), THE COMPANY SHALL PROMPTLY (AND PRIOR TO THE EFFECTIVENESS OF THE REGISTRATION STATEMENT FOR SUCH OFFERED SECURITIES) DELIVER AN ACCEPTANCE NOTICE (AS DEFINED IN THE INVESTMENT AGREEMENT) TO EACH SELLING HOLDER OF ITS INTENTION TO PURCHASE THE OFFERED SECURITIES OWNED BY SUCH SELLING HOLDER AT THE SECOND OFFER PRICE (LESS ANY UNDERWRITING DISCOUNTS AND COMMISSIONS), ON A DATE NOT MORE THAN FIVE BUSINESS DAYS AFTER DELIVERY OF SUCH ACCEPTANCE NOTICE (SUBJECT TO EXTENSION AS PROVIDED IN SECTION 8(F) OF THE INVESTMENT AGREEMENT). IF THE COMPANY ELECTS TO EXERCISE ITS PURCHASE RIGHTS HEREUNDER AND PURCHASES THE OFFERED SECURITIES, THE COMPANY SHALL PAY ALL FEES (INCLUDING ALL UNDERWRITING DISCOUNTS AND COMMISSIONS WHICH WOULD HAVE BEEN GIVEN OR RETAINED BY SUCH UNDERWRITERS HAD THE PROPOSED PUBLIC OFFERING BEEN CONSUMMATED) OF THE UNDERWRITERS IN CONNECTION WITH THE PREPARATION AND FILING

OF THE REGISTRATION STATEMENT AND THE COMPANY SHALL PAY ALL REGISTRATION EXPENSES OF THE SELLING HOLDERS WHICH WOULD HAVE BEEN PAYABLE BY IT PURSUANT TO SECTIONS 2.1 OR 2.2 HAD THE COMPANY NOT EXERCISED ITS PURCHASE RIGHTS HEREUNDER.

      3. RULE 144. THE COMPANY SHALL TAKE ALL ACTIONS REASONABLY NECESSARY TO ENABLE HOLDERS OF REGISTRABLE SECURITIES TO SELL SUCH SECURITIES WITHOUT REGISTRATION UNDER THE SECURITIES ACT WITHIN THE LIMITATION OF THE EXCEPTIONS PROVIDED BY (A) RULE 144 UNDER THE SECURITIES ACT, AS SUCH RULE MAY BE AMENDED FROM TIME TO TIME, OR (B) ANY SIMILAR RULES OR REGULATIONS HEREAFTER ADOPTED BY THE COMMISSION, AND SUBJECT TO THE LIMITATIONS ON TRANSFER SET FORTH IN
SECTION 7 OF THE INVESTMENT AGREEMENT. UPON THE REQUEST OF ANY HOLDER OF REGISTRABLE SECURITIES, THE COMPANY WILL DELIVER TO SUCH HOLDER A WRITTEN STATEMENT AS TO WHETHER SUCH REQUIREMENTS HAVE BEEN COMPLIED WITH.

      4. AMENDMENTS AND WAIVERS. THIS AGREEMENT MAY BE AMENDED WITH THE WRITTEN CONSENT OF THE COMPANY AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY SHALL HAVE OBTAINED THE WRITTEN CONSENT TO SUCH AMENDMENT, ACTION OR OMISSION TO ACT, OF THE HOLDER OR HOLDERS OF AT LEAST A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OR LIQUIDATION AMOUNT, AS THE CASE MAY BE, OF THE REGISTRABLE SECURITIES AFFECTED BY SUCH AMENDMENT, ACTION OR OMISSION TO ACT; PROVIDED, HOWEVER, THAT THE PROVISIONS SET FORTH IN THE THIRD SENTENCE OF
SECTION 5 MAY NOT, DIRECTLY OR INDIRECTLY, BE AMENDED OR MODIFIED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH LENDER (AS DEFINED IN SECTION 7(C) OF THE INVESTMENT AGREEMENT) AFFECTED THEREBY. EACH HOLDER OF ANY REGISTRABLE SECURITIES AT THE TIME OR THEREAFTER OUTSTANDING SHALL BE BOUND BY ANY CONSENT AUTHORIZED BY THIS SECTION 4, WHETHER OR NOT SUCH REGISTRABLE SECURITIES SHALL HAVE BEEN MARKED TO INDICATE SUCH CONSENT. NO COURSE OF DEALING BETWEEN ANY PARTIES OR ANY DELAY ON THE PART OF ANY PARTY IN EXERCISING ANY RIGHTS HEREUNDER OR UNDER ANY AGREEMENT CONTEMPLATED HEREBY SHALL OPERATE AS A WAIVER OF ANY RIGHTS OF ANY SUCH PARTY. NO DELAY ON THE PART OF ANY PARTY IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, OR SHALL

ANY WAIVER ON THE PART OF ANY PARTY OF ANY SUCH RIGHT, POWER OR PRIVILEGE, NOR ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT, POWER OR PRIVILEGE, PRECLUDE ANY FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER SUCH RIGHT, POWER OR PRIVILEGE. THE RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES THAT ANY PARTY MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

      5. TRANSFER OF REGISTRATION RIGHTS; TERMINATION. ANY HOLDER OF REGISTRABLE SECURITIES MAY TRANSFER ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT TO ANY TRANSFEREE (EACH, A "TRANSFEREE") OF REGISTRABLE SECURITIES OWNED BY SUCH HOLDER, SUBJECT TO THE LIMITATIONS ON TRANSFERS OF CONVERTIBLE PREFERRED SECURITIES AND CONVERSION SHARES SET FORTH IN SECTION 7 OF THE INVESTMENT AGREEMENT AND THE COMPANY'S RIGHTS OF PURCHASE SET FORTH IN SECTION 8 OF THE INVESTMENT AGREEMENT AND SECTION 2.8 OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT THE RIGHTS OF THE INVESTOR UNDER THIS AGREEMENT MAY BE ASSIGNED TO A WHOLLY-OWNED SUBSIDIARY OF TMC, WITHOUT THE CONSENT OF THE COMPANY, PROVIDED THAT TMC SHALL REMAIN LIABLE FOR THE OBLIGATIONS OF THE INVESTOR HEREUNDER. ANY TRANSFER OF RIGHTS PURSUANT TO THIS SECTION 5 SHALL BE EFFECTIVE UPON RECEIPT BY THE COMPANY OF (I) A WRITTEN NOTICE FROM SUCH HOLDER STATING THE NAME AND ADDRESS OF ANY TRANSFEREE AND IDENTIFYING THE AMOUNT OF REGISTRABLE SECURITIES WITH RESPECT TO WHICH THE RIGHTS UNDER THIS AGREEMENT ARE BEING TRANSFERRED AND THE NATURE OF THE RIGHTS SO TRANSFERRED AND (II) A WRITTEN AGREEMENT FROM SUCH TRANSFEREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT AND THE INVESTMENT AGREEMENT. IN ADDITION TO THE FOREGOING, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR THE INVESTMENT AGREEMENT, THE INVESTOR MAY TRANSFER ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT TO ANY LENDER (AS DEFINED IN SECTION 7(C) OF THE INVESTMENT AGREEMENT), SUBJECT TO THE COMPANY'S RIGHTS OF PURCHASE SET FORTH IN SECTION 8 OF THE INVESTMENT AGREEMENT AND
SECTION 2.8 OF THIS AGREEMENT (OTHER THAN SECTION 2.8(A)(IV). THE HOLDERS OF REGISTRABLE SECURITIES MAY EXERCISE THE RIGHTS HEREUNDER IN SUCH PRIORITY AS THEY SHALL AGREE UPON AMONG THEMSELVES.

      6. NOMINEES FOR BENEFICIAL OWNERS. IN THE EVENT THAT ANY REGISTRABLE SECURITIES ARE HELD BY A NOMINEE FOR THE BENEFICIAL OWNER THEREOF, THE BENEFICIAL OWNER THEREOF MAY, AT ITS ELECTION IN WRITING DELIVERED TO THE COMPANY, BE TREATED AS THE HOLDER OF SUCH REGISTRABLE SECURITIES FOR PURPOSES OF ANY REQUEST OR OTHER ACTION BY ANY HOLDER OR HOLDERS OF REGISTRABLE SECURITIES PURSUANT TO THIS AGREEMENT OR ANY DETERMINATION OF ANY NUMBER OR PERCENTAGE OF REGISTRABLE SECURITIES HELD BY ANY HOLDER OR HOLDERS OF REGISTRABLE SECURITIES

CONTEMPLATED BY THIS AGREEMENT. IF THE BENEFICIAL OWNER OF ANY REGISTRABLE SECURITIES SO ELECTS, THE COMPANY MAY REQUIRE ASSURANCES REASONABLY SATISFACTORY TO IT OF SUCH OWNER'S BENEFICIAL OWNERSHIP OF SUCH REGISTRABLE SECURITIES.

      7. NOTICES. ALL NOTICES, DEMANDS AND OTHER COMMUNICATIONS PROVIDED FOR OR PERMITTED HEREUNDER SHALL BE MADE IN WRITING AND SHALL BE SENT BY REGISTERED OR CERTIFIED FIRST-CLASS MAIL, RETURN RECEIPT REQUESTED, TELECOPIER, COURIER SERVICE OR PERSONAL DELIVERY:

           (A) IF TO THE INVESTOR, AT 1999 BROADWAY, SUITE 4300, DENVER, COLORADO 80202, ATTENTION: GENERAL COUNSEL OR AT SUCH OTHER ADDRESS AS THE INVESTOR SHALL HAVE FURNISHED TO THE COMPANY IN THE MANNER SET FORTH HEREIN;

           (B) IF TO THE COMPANY, AT 4317 MIDDLE SETTLEMENT ROAD, NEW HARTFORD, NEW YORK 13413, ATTENTION: ROBERT F. DROPKIN, VICE PRESIDENT, SECRETARY AND CHIEF LEGAL COUNSEL OR AT SUCH OTHER ADDRESS AS THE COMPANY SHALL HAVE FURNISHED TO EACH HOLDER OF REGISTRABLE SECURITIES AT THAT TIME OUTSTANDING IN THE MANNER SET FORTH HEREIN; OR

           (C) IF TO ANY OTHER HOLDER OF REGISTRABLE SECURITIES, AT THE ADDRESS THAT SUCH HOLDER SHALL HAVE FURNISHED TO THE COMPANY IN WRITING IN THE MANNER SET FORTH HEREIN, OR, UNTIL SUCH HOLDER SO FURNISHES TO THE COMPANY AN ADDRESS, THEN TO AND AT THE ADDRESS OF THE LAST HOLDER OF SUCH REGISTRABLE SECURITIES WHO HAS FURNISHED AN ADDRESS TO THE COMPANY.

      ALL SUCH NOTICES AND COMMUNICATIONS SHALL BE DEEMED TO HAVE BEEN DULY
GIVEN: WHEN DELIVERED BY HAND, IF PERSONALLY DELIVERED; WHEN DELIVERED BY A COURIER, IF DELIVERED BY OVERNIGHT COURIER SERVICE; THREE BUSINESS DAYS AFTER BEING DEPOSITED IN THE MAIL, POSTAGE PREPAID, IF MAILED; AND WHEN RECEIPT IS ACKNOWLEDGED, IF TELECOPIED.

      8.   SUCCESSORS AND ASSIGNS; THIRD PARTIES.

           (A) SUBJECT TO SECTION 5, THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. EXCEPT BY OPERATION OF LAW, THIS AGREEMENT SHALL NOT BE ASSIGNED BY THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES OUTSTANDING AT THE TIME SUCH CONSENT IS REQUIRED.

           (B) NOTHING IN THIS AGREEMENT, EXPRESSED OR IMPLIED, IS INTENDED OR SHALL BE CONSTRUED TO CONFER UPON ANY PERSON (OTHER THAN THE PARTIES AND THEIR SUCCESSORS AND PERMITTED ASSIGNS AND ANY PERSON ENTITLED TO THE BENEFIT OF
SECTION 2.7) ANY RIGHT, REMEDY OR CLAIM UNDER OR BY REASON OF THIS AGREEMENT.

      9. NO INCONSISTENT AGREEMENTS; ACKNOWLEDGMENT. THE COMPANY WILL NOT HEREAFTER ENTER INTO ANY AGREEMENT WITH RESPECT TO ITS SECURITIES WHICH IS INCONSISTENT WITH THE RIGHTS GRANTED TO THE HOLDERS OF REGISTRABLE SECURITIES IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY WILL NOT HEREAFTER ENTER INTO ANY AGREEMENT WITH RESPECT TO ITS SECURITIES WHICH GRANTS TO ANY HOLDER OF ITS SECURITIES IN CONNECTION WITH A PIGGY-BACK

REGISTRATION OF SUCH SECURITIES EQUAL OR HIGHER PRIORITY TO THE RIGHTS GRANTED TO THE HOLDERS OF REGISTRABLE SECURITIES UNDER SECTION 2. THE PARTIES HEREBY ACKNOWLEDGE THAT, ON THE DATE HEREOF, THE COMPANY AND INCO WILL ENTER INTO THE INCO REGISTRATION RIGHTS AGREEMENT PURSUANT TO WHICH THE COMPANY WILL GRANT TO INCO CERTAIN PIGGY-BACK REGISTRATION RIGHTS FOR THE REGISTRABLE SECURITIES HELD BY IT, WHICH RIGHTS WILL BE SUBORDINATE TO THE PIGGYBACK RIGHTS GRANTED PURSUANT TO SECTION 2.2.

      10.  REMEDIES. EACH HOLDER OF REGISTRABLE SECURITIES, IN ADDITION TO
BEING ENTITLED TO EXERCISE ALL RIGHTS GRANTED BY LAW, INCLUDING RECOVERY OF DAMAGES, WILL BE ENTITLED TO SPECIFIC PERFORMANCE OF ITS RIGHTS UNDER THIS AGREEMENT. THE COMPANY AGREES THAT MONETARY DAMAGES WOULD NOT BE ADEQUATE COMPENSATION FOR ANY LOSS INCURRED BY REASON OF A BREACH BY IT OF THE PROVISIONS OF THIS AGREEMENT AND HEREBY AGREES TO WAIVE THE DEFENSE IN ANY ACTION FOR SPECIFIC PERFORMANCE THAT A REMEDY AT LAW WOULD BE ADEQUATE.

      11. SEVERABILITY. IF ANY TERM OR PROVISION OF THIS AGREEMENT IS HELD BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, VOID OR UNENFORCEABLE, THE REMAINDER OF THE TERMS AND PROVISIONS SET FORTH HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL IN NO WAY BE AFFECTED, IMPAIRED OR INVALIDATED, AND THE PARTIES HERETO SHALL USE THEIR BEST EFFORTS TO FIND AND EMPLOY AN ALTERNATIVE MEANS TO ACHIEVE THE SAME OR SUBSTANTIALLY THE SAME RESULT AS THAT CONTEMPLATED BY SUCH TERM OR PROVISION.

      12. CALCULATION OF PERCENTAGE INTERESTS IN REGISTRABLE SECURITIES. FOR PURPOSES OF THIS AGREEMENT, ALL REFERENCES TO A PERCENTAGE OF THE REGISTRABLE SECURITIES SHALL BE CALCULATED BASED UPON THE NUMBER OF SHARES, WARRANTS OR RIGHTS OR THE AGGREGATE PRINCIPAL AMOUNT OR LIQUIDATION AMOUNT, AS APPLICABLE, OF REGISTRABLE SECURITIES OUTSTANDING AT THE TIME SUCH CALCULATION IS MADE.

      13. ENTIRE AGREEMENT. THIS AGREEMENT IS INTENDED BY THE PARTIES AS A FINAL EXPRESSION OF THEIR AGREEMENT AND INTENDED TO BE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT AND UNDERSTANDING OF THE PARTIES HERETO IN RESPECT OF THE SUBJECT MATTER CONTAINED HEREIN. THERE ARE NO RESTRICTIONS, PROMISES, WARRANTIES OR UNDERTAKINGS, OTHER THAN THOSE SET FORTH OR REFERRED TO HEREIN. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO SUCH SUBJECT MATTER.

      14. HEADINGS. THE HEADINGS IN THIS AGREEMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT LIMIT OR OTHERWISE AFFECT THE MEANING HEREOF.

      15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

      16. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY THE PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH

WHEN SO EXECUTED SHALL BE DEEMED AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

      17. ACKNOWLEDGMENT. THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT, AT THE CLOSING TIME, THE INVESTOR AND TMC SHALL ASSIGN THEIR RIGHTS UNDER THIS AGREEMENT TO BANKERS TRUST COMPANY OR ITS AGENT ("BTC"), AS COLLATERAL SECURITY FOR CERTAIN OBLIGATIONS OWED BY THE INVESTOR AND TMC TO BTC AND CERTAIN OTHER PARTIES, AND THAT BTC, IN ITS INDIVIDUAL CAPACITY AND AS AGENT FOR THE OTHER LENDERS (AS DEFINED IN SECTION 7(C) OF THE INVESTMENT AGREEMENT), SHALL CONSTITUTE A LENDER FOR PURPOSES OF SECTIONS 4 AND 5 HEREOF.

      IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.



                         TIMET FINANCE MANAGEMENT COMPANY

                         BY:    /S/ SUSAN E. ALDERTON
                            NAME:  SUSAN E. ALDERTON
                            TITLE:    TREASURER


                         SPECIAL METALS CORPORATION


                         BY:    /S/ DONALD R. MUZYKA
                            NAME: DONALD R. MUZYKA
                            TITLE:   PRESIDENT AND CHIEF EXECUTIVE OFFICER